SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         _______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 21, 2003
                                                          --------------


                   Cognizant Technology Solutions Corporation
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                          0-24429               13-3728359
-------------------------------  ------------------------  ---------------------
 (State or Other Jurisdiction    (Commission File Number)    (IRS   Employer
     of Incorporation)                                     Identification No.)


500 Glenpointe Centre West
Teaneck, New Jersey                                                   07666
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(Address of Principal Executive Offices)                            (Zip Code)


                                 (201) 801-0233
                     ---------------------------------------
                         (Registrant's telephone number,
                              including area code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) Exhibits.

    Exhibit No.                      Description of Exhibit
    -----------                      ----------------------

       99.1                          Press release dated April 21, 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

     On April 21, 2003, Cognizant Technology Solutions Corporation (the "Company") announced its financial results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with the procedural guidance in SEC Release No. 33-8216, 34-47583 the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item
12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       COGNIZANT TECHNOLOGY
                                       SOLUTIONS CORPORATION


                                       By: /s/ Wijeyaraj Mahadeva
                                           -------------------------------------
                                           Name:    Wijeyaraj Mahadeva
                                           Title:   Chairman of the Board and
                                                    Chief Executive Officer

Date: April 21, 2003


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